UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2016

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2016, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Antoinette C. Lazarus had been elected to the Board and that Andrew J. Calamare, Jay F. Malcynsky, Gregory R. Shook and John F. Treanor had been re-elected to the Board for terms commencing on January 1, 2017 (the “Director Elections”). Also on October 28, 2016, the Board approved the 2017 Director Compensation Policy, which, along with the Director Elections, the Bank reported via Form 8-K filed with the Securities and Exchange Commission on October 28, 2016 (the “Original Form 8-K”). At that time, the 2017 Board committee assignments (the “Committee Assignments”) had not been made. On January 18, 2017, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are as follows.

EXECUTIVE COMMITTEE

Chair:    Andrew J. Calamare
Vice Chair: Stephen G. Crowe
Joan Carty
John W. McGeorge
Martin J. Geitz
Cornelius K. Hurley
Jay F. Malcynsky
Emil J. Ragones
John F. Treanor

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Stephen G. Crowe
Eric Chatman
Antoinette C. Lazarus
Jay F. Malcynsky
John F. Treanor

FINANCE COMMITTEE

Chair: John F. Treanor
Vice Chair: Cornelius K. Hurley
Donna L. Boulanger
Emil J. Ragones
Gregory R. Shook
Stephen R. Theroux
John C. Witherspoon

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Jay F. Malcynsky
Vice Chair: Donna L. Boulanger
Martin J. Geitz

John W. McGeorge
John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Donna L. Boulanger
Antoinette C. Lazarus
Stephen R. Theroux
Michael R. Tuttle
John C. Witherspoon

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: John W. McGeorge
Vice Chair: Jay F. Malcynsky
Joan Carty
Martin J. Geitz
Michael R. Tuttle

RISK COMMITTEE

Chair: Martin J. Geitz
Vice Chair: Patrick E. Clancy
Eric Chatman
Cornelius K. Hurley
Gregory R. Shook
Michael R. Tuttle

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Patrick E. Clancy
Stephen G. Crowe
Jay F. Malcynsky

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 19, 2017	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer